Exhibit 13.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ultratrex Inc. (the “Company”) on Form 20-F for the year ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2025	/s/ Wong Kok Seng
Wong Kok Seng
Chief Executive Officer and Executive Director (Principal Executive Officer)